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                                                                   Exhibit 17(c)

                                POWER OF ATTORNEY


         We, the undersigned officers and Trustees of Information Age Portfolio, a New York trust, do hereby severally constitute and appoint H. Day Brigham, Jr., James B. Hawkes and M. Dozier Gardner, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Growth Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

           Signature                                    Title                      Date
           ---------                                    -----                      ----
                                                     President, Principal
                                                        Executive Officer
/s/ James B. Hawkes                                     and Trustee             June 24, 1996
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James B. Hawkes

                                                     Treasurer and Principal
                                                        Financial and
                                                        Accounting Officer
/s/ James L. O'Connor                                   and Trustee             June 24, 1996
---------------------------------------------
James L. O'Connor


/s/ Edward K.Y. Chen                                 Trustee                    June 24, 1996
---------------------------------------------
Edward K.Y. Chen


/s/ Donald R. Dwight                                 Trustee                    June 24, 1996
---------------------------------------------
Donald R. Dwight


/s/ Robert Lloyd George                              Trustee                    June 24, 1996
---------------------------------------------
Robert Lloyd George


/s/ Samuel L. Hayes, III                             Trustee                    June 24, 1996
---------------------------------------------
Samuel L. Hayes, III


/s/ Norton H. Reamer                                 Trustee                    June 24, 1996
---------------------------------------------
Norton H. Reamer


/s/ John L. Thorndike                                Trustee                    June 24, 1996
---------------------------------------------
John L. Thorndike


/s/ Jack L. Treynor                                  Trustee                    June 24, 1996
---------------------------------------------
Jack L. Treynor